UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 17, 2014

GlobeImmune, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35642	84-1353925
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1450 Infinite Drive Louisville, CO		80027
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (303) 625-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01.	Other Events

On October 17, 2014, GlobeImmune, Inc., a Delaware corporation, announced that updated results from eleven chordoma patients in the GI-6301 Phase 1 trial were presented at the 2014 Connective Tissue Oncology Society Annual Meeting in Berlin, Germany. Christopher R. Heery, M.D., Head, Clinical Trials Group, Laboratory of Tumor Immunology and Biology at the National Cancer Institute (NCI) presented the data. The title of Dr. Heery’s presentation was “NCI Experience Using Yeast-Brachyury Vaccine (GI-6301) in Patients with Advanced Chordoma (Paper 030).” The press release is furnished as Exhibit 99.1 hereto, the contents of which are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release titled “Updated Chordoma Data from Phase 1 Study of GI-6301 presented at 2014 Connective Tissue Oncology Society (CTOS) Annual Meeting” dated October 17, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GlobeImmune, Inc.

Dated: October 17, 2014

	By:	/s/ Timothy C. Rodell
Timothy C. Rodell
Chief Executive Officer and President

INDEX TO EXHIBITS

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release titled “Updated Chordoma Data from Phase 1 Study of GI-6301 presented at 2014 Connective Tissue Oncology Society (CTOS) Annual Meeting” dated October 17, 2014.